UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2014

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1140 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth below under Item 5.02(e) is hereby incorporated by reference into this Item 1.01.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)           Following the expiration of the change of control retention agreements previously entered into by Silicon Image, Inc. (the “Registrant”) with the Executives, as hereinafter defined, on April 6, 2014, the Compensation Committee of the Board of Directors of the Registrant authorized the entering into by the Registrant of new change of control retention agreements (each, an “Agreement” and, collectively, the “Agreements”) with each of Registrant’s executive officers, including each of the Registrant’s named executive officers (each an “Executive” and collective the “Executives”).

Under the Agreement, if the Executive is terminated by the Registrant without “cause,” or if the executive resigns for “good reason,” each as defined in the Agreement, during the period beginning three months before and ending twelve months following a “change of control” of the Registrant as defined in the Agreement, the Executive will be entitled to receive the following severance benefits: the Registrant’s Chief Executive Officer shall receive three times (3x) the Chief Executive Officer’s base salary at the time of termination; the Registrant’s Chief Financial Officer shall receive two times (2x) the Chief Financial Officer’s base salary at the time of termination; and all other Executives shall receive one and one-half times (1.5x) such Executive’s base salary at the time of termination.  In addition, each Executive shall be entitled to 100% acceleration of the Executive’s unvested time-based equity awards at the time of termination following a change of control of the Registrant.  For performance-based equity awards, the Agreement provides that the Board of Directors of the Registrant shall make a determination of the treatment of vesting of such performance-based equity awards at or prior to the consummation of a change of control of the Registrant.  In addition, if the Executive elects coverage under COBRA, the Executive shall be entitled to reimbursed COBRA premiums for up to twelve months following his or her termination.  The receipt of benefits under each Agreement is conditioned upon the Executive signing a general release of claims in favor of the Registrant, and will be unavailable if the executive is terminated because of his death or permanent disability or in the event such Executive voluntarily terminates employment with the Registrant.

The foregoing is a summary of the Agreements and does not purport to be complete. The foregoing summary is qualified in its entirety by reference to the form of Agreement, which will be filed by the Registrant as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2014		SILICON IMAGE, INC.

	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal and Administrative Officer